COMPASS 2 AND 3 VARIABLE ACCOUNTS:

                      Capital Appreciation Variable Account
          Supplement to the Current Statement of Additional Information

Effective immediately, information regarding the Portfolio Managers of the Capital Appreciation Variable Account set forth in the Statement of Additional Information is hereby revised as follows:

PORTFOLIO MANAGERS

Ownership of Fund Shares. The following table shows the dollar range of equity securities of the Variable Account beneficially owned by the Variable Account's portfolio manager as of November 30, 2005. The following dollar ranges apply:


         N. None
         A. $1 - $10,000
         B. $10,001 - $50,000
         C. $50,001 - $100,000
         D. $100,001 - $500,000
         E. $500,001 - $1,000,000
         F. Over $1,000,000

Name of Portfolio Manager              Dollar Range of Equity Securities in Fund
-------------------------              -----------------------------------------
N/A^                                                    N
-----------------
^ Because the portfolio managers are not eligible to purchase units of the Variable Account, no portfolio manager owned units of the Variable Account.

Other Accounts. In addition to the Variable Account, the Variable Account's portfolio managers are responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, including the Variable Account managed by the portfolio managers, as of December 6, 2005 were as follows:

------------ ---------------- ------------------- ---------------------------------- ------------ -------------------
                                                                                      Number of
                                                                                      Accounts
                                                                                       in Each       Total Assets
                Variable                           Category of Accounts Managed by      Such       Managed in Each
   As of         Account      Portfolio Manager           Portfolio Manager           Category      Such Category
------------ ---------------- ------------------- ---------------------------------- ------------ -------------------
------------ ---------------- ------------------- ---------------------------------- ------------ -------------------
12/6/2005    Capital             S. Irfan Ali     Other Pooled Investment Vehicles        0              N/A
             Appreciation                         Registered Investment Companies         7         $10.1 billion
                                                  Other Accounts                          9          $412 million

------------ ---------------- ------------------- ---------------------------------- ------------ -------------------
------------ ---------------- ------------------- ---------------------------------- ------------ -------------------
                                  Maureen H.      Other Pooled Investment Vehicles        0              N/A
                                  Pettirossi      Registered Investment Companies         7         $10.1 billion
                                                  Other Accounts                          9          $412 million

------------ ---------------- ------------------- ---------------------------------- ------------ -------------------

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Variable Account and other accounts and has adopted policies and procedures designed to address such potential conflicts.

     In certain instances there may be securities which are suitable for the Variable Account's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Variable Account and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Variable Account is concerned. In most cases, however, MFS believes that the Variable Account's ability to participate in volume transactions will produce better executions for the Variable Account.

     MFS does not receive a performance fee for its management of the Variable Account. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Variable Account--for instance, those that pay a higher advisory fee and/or have a performance fee.

               The date of this Supplement is December 23, 2005.